Exhibit 99.1


                     WorldNet, Inc. of Nevada

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Donald R. Mayer, Principal Executive and Financial Officer of WorldNet, Inc. of Nevada certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 26, 2003    /s/ Donald R. Mayer
                        ____________________________________
                        Donald R. Mayer
                        Principal Executive and Financial Officer